<FILENAME>ita123106fs.txt

                         NATIONAL TRADE ASSOCIATION, INC.

                              FINANCIAL STATEMENTS
                                      and
                             REPORT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM
                 For the Years Ended December 31, 2005 and 2004

                         NATIONAL TRADE ASSOCIATION, INC.

                               TABLE OF CONTENTS

                                                                          Page
                                                                         ------
   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                  1

   FINANCIAL STATEMENTS

          Balance Sheets                                                  2 - 3

          Statements of Operations                                          4

          Statements of Changes in Stockholder Equity                       5

          Statements of Cash Flows                                          6

          Notes to Financial Statements                                   7 - 14

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Shareholders and Board of Directors
National Trade Association, Inc.
Niles, Illinois


   We have audited the accompanying balance sheets of National Trade Association, Inc. as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholder equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Trade Association, Inc. at December 31, 2005 and 2004, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ WEBB & COMPNAY, P. A.
    ----------------------
    WEBB & COMPANY, P. A.

    January 10, 2007
    Boynton Beach, Florida

                         NATIONAL TRADE ASSOCIATION, INC.
                                BALANCE SHEETS
                                 December 31

                                                             2005        2004
ASSETS
Current assets
   Cash                                                  $  320,816  $  300,702
   Accounts receivable, net of allowance for doubtful
    accounts of $347,618 in 2005 and $287,711 in 2004       413,411     580,197
   Accounts receivable, related party                        28,224      63,366
   Advances to employees                                      9,476      11,338
   Other accounts receivable                                    -        10,598
   Prepaid expenses                                          83,603      18,622
                                                          ----------  ----------
      Total current assets                                  855,530     984,823
                                                          ----------  ----------
Property and equipment, net                                 129,072     177,015
                                                          ----------  ----------
Other assets
   Deposits                                                  20,000      20,000
   Investment in real estate                                 27,945      27,945
   Cash surrender value of life insurance                   195,410     189,380
                                                          ----------  ----------
      Total other assets                                    243,355     237,325
                                                          ----------  ----------
         Total assets                                    $1,227,957  $1,399,163
                                                          ==========  ==========












           The accompanying notes are an integral part of the audited consolidated financial statements.
                                       2

                         NATIONAL TRADE ASSOCIATION, INC.
                                BALANCE SHEETS
                                 December 31

                                                             2005        2004

LIABILITIES
Current liabilities
   Accounts payable                                      $   82,717  $  123,684
   Accrued compensation	                                    108,002     135,921
   Accrued sales taxes                                          -        17,126
   Trade account                                            605,802     620,412
                                                          ----------  ----------
      Total current liabilities	                            796,521     897,143

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER EQUITY
Common stock, no par value, 10,000 shares                     1,000       1,000
   authorized, 10,000 and 10,000 shares
   issued and outstanding, respectively
Paid in capital                                              75,000      75,000
Retained earnings                                           355,436     426,020
                                                          ----------  ----------
      Total stockholder equity                              431,436     502,020
                                                          ----------  ----------
         Total liabilities and stockholder equity        $1,227,957  $1,399,163
                                                          ==========  ==========




           The accompanying notes are an integral part of the audited consolidated financial statements.
                                       3

                         NATIONAL TRADE ASSOCIATION, INC.

                            STATEMENTS OF OPERATIONS
                         For the Years Ended December 31

                                                             2005        2004

Revenue                                                  $4,405,654  $4,777,500
                                                          ----------  ----------
Operating expenses
   Payroll, related taxes and employee benefits           2,913,482   3,187,851
   General and administrative                               559,008     606,885
   Occupancy                                                384,598     377,053
   Selling                                                  353,082     350,704
   Depreciation                                              89,820      74,530
   Provision for bad debts                                  147,618      87,711
                                                          ----------  ----------
   Total operating expenses                               4,447,608   4,684,734
                                                          ----------  ----------
Net income (loss) from operations                           (41,954)     92,766
                                                          ----------  ----------
Other income (expense)
   Other income                                              23,000      36,000
   Interest income                                            4,241       6,001
   Interest expense                                         (31,021)    (21,555)
                                                          ----------  ----------
   Total other income (expense)                              (3,780)     20,446
                                                          ----------  ----------
Income (loss) before income taxes                           (45,734)    113,212

Income tax expense (benefit)                                 24,850     (14,690)
                                                          ----------  ----------
Net income (loss)                                        $  (70,584) $  127,902
                                                          ==========  ==========

Basic earnings (loss) per common share                   $   (7.058) $   12.790

Diluted earnings (loss) per common share                 $   (7.058) $   12.790

Weighted average shares outstanding, basic                   10,000      10,000
                                                          ==========  ==========
Weighted average shares outstanding, diluted                 10,000      10,000
                                                          ==========  ==========

           The accompanying notes are an integral part of the audited consolidated financial statements.
                                       4

                          NATIONAL TRADE ASSOCIATION, INC.

                    STATEMENTS OF CHANGES IN STOCKHOLDER EQUITY
                          For the Years Ended December 31

					                              Total
                                Common Stock    Paid in   Retained  Stockholder
                              Shares    Amount  Capital   Earnings    Equity
                              ----------------  -------  ---------   ----------
Balance December 31, 2003     10,000   $1,000   $75,000   $298,118    $374,118

Net Income for 2004              -        -         -      127,902     127,902
                              -------  -------   -------  ---------  ----------
Balance December 31, 2004     10,000    1,000    75,000    426,020     502,020

Net Loss for 2005                -        -        -       (70,584)    (70,584)
                              -------  -------  --------  ---------  ----------
Balance December 31, 2005     10,000   $1,000   $75,000   $355,436    $431,436
                              =======  =======  ========  =========  ==========
















           The accompanying notes are an integral part of the audited consolidated financial statements.
                                       5

                          NATIONAL TRADE ASSOCIATION, INC.

                            STATEMENTS OF CASH FLOWS
                          For the Years Ended December 31

                                                             2005        2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                         $ (70,584)  $ 127,902
Adjustments to reconcile net income (loss) to net cash
   provided by operating activities
     Depreciation                                            89,820      74,530
     Provision for bad debts                                147,618      87,711
Changes in operating assets and liabilities:
     Accounts receivable                                     19,168    (103,396)
     Accounts receivable, related party	                     35,142      13,491
     Accounts receivable, other	                             10,598       1,310
     Advances to employees                                    1,862      (5,026)
     Prepaid expense                                        (64,981)     (1,743)
     Accounts payable                                       (40,967)    (41,449)
     Accrued compensation and payroll taxes                 (27,919)    (41,488)
     Accrued sales taxes                                    (17,126)     17,126
     Trade account                                          (14,610)     83,219
                                                           ---------   ---------
Net cash provided by operating activities                    68,021     212,187
                                                           ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                        (41,877)   (116,998)
Increase in cash surrender value                             (6,030)    (12,577)
                                                           ---------   ---------
Net cash used in investing activities                       (47,907)   (129,575)
                                                           ---------   ---------
Net decrease in cash                                         20,114      82,612

Cash at beginning of year                                   300,702     218,090
                                                           ---------   ---------
Cash at end of year                                       $ 320,816   $ 300,702
                                                           =========   =========
SUPPLEMENTAL DISCLOSURES
Cash paid for interest                                    $  31,021   $  21,555
                                                           =========   =========
Cash paid for income taxes                                $  24,850   $   9,342
                                                           =========   =========

           The accompanying notes are an integral part of the audited consolidated financial statements.
                                       6

                         NATIONAL TRADE ASSOCIATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         As of December 31, 2005 and 2004

NOTE 1 - INFORMATION ABOUT THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A. ORGANIZATION

        National Trade Association, Inc. (NTA - the Company) was incorporated in July, 1984 in the state of Illinois. It operates in Niles, Illinois, as Illinois Trade Association (ITA), a barter (trade) exchange.

     B. OPERATIONS OF BARTER EXCHANGES

        A barter (trade) exchange is a business network, a membership organization comprised of businesses that buy and sell among the network without using cash. It is a small, private economy with a unique currency called a barter dollar or trade dollar. It is a third-party record keeper that provides an alternative payment system.

        Member businesses do not actually engage in direct barter. Rather, they sell products or services to other members, accepting payment in trade dollars which they then use to buy the products or services of other members of the network. Transactions are recorded through manual and electronic data transmission using a 24-hour telephone and Internet authorization system. Some members consign their products to the barter exchange to hold as saleable inventory. Others sell gift certificates or tickets that are redeemable for their goods or services.

        The barter exchange maintains the accounting records for all sales and purchases, provides monthly statements, files annual tax forms 1099B, enrolls businesses to the network, proactively markets member products and services, maintains a member web site, facilitates transactions, and provides personal customer support services to the members.

     C. CASH EQUIVALENTS

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not held for investment purposes.

     D. FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying amounts of the Company's accounts receivable, accounts receivable related party, and accounts payable approximate fair value due to the relatively short period to maturity for these instruments.

                         NATIONAL TRADE ASSOCIATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         As of December 31, 2005 and 2004

    E. REVENUE SOURCES AND REVENUE RECOGNITION

        The Company earns revenues in both traditional dollars (cash income) and in trade dollars. Cash income is earned through fees assessed when a member joins, through transaction fees generated when clients earn or spend their trade dollars, through monthly maintenance fees, finance charges on delinquent accounts receivable, and event fees.

        Trade revenue may be similarly generated through initial membership fees, monthly maintenance fees, transaction fees and event fees. On certain accounts the Company will accept a favorable trade ratio in lieu of a cash fee. The Company uses earned trade dollars to purchase various goods and services required in its operations. All barter transactions are reported at the estimated fair value of the products or services received.

        Revenues are recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable, and collectibility is reasonably assured.

        Transaction fees are recognized upon receipt of transactional information accumulated by our systems or reported by our clients. Membership fees, monthly maintenance fees, finance charges, and other fees are billed monthly to members' accounts, and are recognized in the month the revenue is earned.

     F. USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

     G. RECEIVABLES AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

        Accounts receivable are stated at face value, net of the allowance for bad debts. The allowance for bad debts is maintained at a level that is management's best estimate of probable bad debts incurred as of the balance sheet date. Management's determination of the adequacy of the allowance is based on an evaluation of the accounts receivable, past collection experience, current economic conditions, volume, growth and composition of the accounts receivable, and other relevant factors. Actual results may differ from these estimates. The allowance is increased by provisions for bad debts charged against income.

                         NATIONAL TRADE ASSOCIATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         As of December 31, 2005 and 2004

     H. TRADE ACCOUNT

        The Company earns trade dollars which are used to purchase goods and services required in operations. This account is increased principally for service, membership and transaction fees, and is decreased by the Company's purchase of goods and services. An impairment loss is recognized if it becomes apparent that the fair value of the trade dollars in the account is less than the carrying amount, or if it is probable that the Company will not use all of the balance. When the Company spends more trade dollars than are earned, the balance is carried as a liability, to be repaid with future trade earnings.

      I. PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using straight line methods over the estimated useful lives of five to ten years.

      J. INVESTMENT IN REAL ESTATE

         Investment in real estate consists of deeded vacation timeshares valued at $27,945, the lower of cost or fair market value.

      K. FREIGHT AND DELIVERY

         The Company accounts for freight, shipping and delivery costs in accordance with Accounting Research Bulletin No. 43 as amended by SFAS No. 151. Acquisition costs are included in the value of inventories held for sale to the membership. Costs to ship or deliver inventory are recorded as general and administrative expenses in the period incurred.

      L. INCOME TAXES

         The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). The Company is taxed on the cash basis. Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                         NATIONAL TRADE ASSOCIATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         As of December 31, 2005 and 2004

      L. CONCENTRATIONS

         Credit Risk
         -----------
         Cash includes deposits at financial institutions with maturities of three months or less. The Company at times has cash in banks in excess of FDIC insurance limits and places its temporary cash investments with high credit quality financial institutions. At December 31, 2005 and 2004, the Company had approximately $381,082 and $229,117 in cash balances at financial institutions which were in excess of the FDIC insured limits.

         Accounts Receivable
         -------------------
         The Company grants credit to its customers, all of whom are members of Illinois Trade Exchange. Clients are located throughout Illinois and Wisconsin, but the vast majority is concentrated in the greater Chicago area. The Company routinely assesses the financial strength of its customers and, therefore, believes that its accounts receivable credit risk exposure is limited. However, during the year ended December 31, 2004 one client accounted for 11.6% of total transaction fees.

      M. SEGMENT REPORTING

         The Company operates in one segment and, therefore, segment information is not presented.

      N. ADVERTISING

         Advertising costs, which are principally included in selling expenses, are expensed as incurred. Advertising expense was $37,273 and $60,654 for the years ended December 31, 2005 and 2004, respectively.

      O. RECENT ACCOUNTING PRONOUNCEMENTS

         In January 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation ("FIN") No. 46, "Consolidation of Variable Interest Entities (VIE)," (revised December 2003 by FIN No. 46R), which addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity. For variable interests in VIEs created before January 1, 2004, the Interpretation will be applied beginning on January 1, 2005. For any VIEs that must be consolidated under FIN No. 46R that were created before January 1, 2004, the assets, liabilities and non-controlling interests of the VIE initially would be measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN No. 46R first applies may be used to measure the assets, liabilities and non-controlling interest of the VIE. The adoption of FIN No. 46R did not have a material impact on the Company's financial position, results of operations or cash flows as the Company does not have any VIEs.
                                        10

                         NATIONAL TRADE ASSOCIATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         As of December 31, 2005 and 2004

         In December 2004, the FASB issued SFAS No. 123R "Share-Based Payment" ("SFAS 123R"), a revision to SFAS No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123"), and superseding APB Opinion No. 25 "Accounting for Stock Issued to Employees" and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services, including obtaining employee services in share-based payment transactions. SFAS 123R applies to all awards granted after the required effective date and to awards modified, repurchased, or cancelled after that date. Adoption of the provisions of SFAS 123R is effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. The Company has adopted SFAS 123R, and there is no impact on the financial statements.

         In November 2004, the FASB issued SFAS No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4"("SFAS 151"). This statement clarifies the criteria of "abnormal amounts" of freight, handling costs, and spoilage that are required to be expensed as current period charges rather than deferred in inventory. In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for the Company July 1, 2005, and there is no impact of this statement on the Company's financial statements.

         In December 2004, the FASB issued SFAS no. 153, Exchanges of Non-monetary Assets an amendment of APB Opinion No. 29. This Statement addresses the measurement of exchanges of non-monetary assets. It eliminates the exception from fair value measurement for non-monetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, Accounting for Non-monetary Transactions, and replaces it with an exception for exchanges that do not have commercial substance. This Statement specifies that a non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The Company has adopted SFAS 153, and there is no impact on the financial statements.

         In December 2004, the FASB issued SFAS No. 152, Accounting for Real Estate Time-Sharing Transactions an amendment of FASB Statements No. 66 and 67. This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB

                         NATIONAL TRADE ASSOCIATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         As of December 31, 2005 and 2004

         Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The guidelines of this statement are not applicable to the Company.

         SFAS No. 154 ("SFAS 154"), Accounting Changes and Error Corrections, was issued in May 2005 and replaces APB Opinion No. 20 and SFAS No. 3 ("SFAS 3"). SFAS No. 154 requires retrospective application for voluntary changes in accounting principle in most instances and is required to be applied to all accounting changes made in fiscal years beginning after December 15, 2005. The Company's expected April 1, 2006 adoption of SFAS No. 154 is not expected to have a material impact on the Company's financial condition or results of operations.

         SFAS No. 155, Accounting for Certain Hybrid Financial Instruments was issued in February 2006. This Statement amends FASB Statements No. 133 and No. 140, and permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. It establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation. It also eliminates the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The guidelines of this statement are not applicable to the Company.

         SFAS No. 156, Accounting for Servicing of Financial Assets was issued in March 2006. This Statement amends FASB Statement No. 140 with respect to accounting for separately recognized servicing assets and servicing liabilities. It requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations, requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, permits an entity to choose the amortization method or the fair value measurement method for each class of separately recognized servicing assets and servicing liabilities, and permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights. The Statement also requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. The guidelines of this statement are not applicable to the Company.

                         NATIONAL TRADE ASSOCIATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         As of December 31, 2005 and 2004

NOTE 2 - PROPERTY AND EQUIPMENT

         Property and equipment consist of the following as of December 31, 2005 and 2004:
                                                             2005        2004

         Computer equipment                               $ 154,614   $ 131,603
         Furniture and fixtures                             103,123      98,457
         Office equipment                                    91,941      77,741
         Leasehold improvements                             240,716     240,716
                                                           ---------   ---------
                                                            590,394     548,517
         Accumulated depreciation                          (461,322)   (371,502)
                                                           ---------   ---------
                                                          $ 129,072   $ 177,015
			                                   =========   =========

         Depreciation expense for the years ended December 31, 2005 and 2004 was $89,820 and $74,530, respectively.

NOTE 3 - RELATED PARTY TRANSACTIONS

         From time to time the Company has loaned funds to officers, stockholders and employees. The account receivable from related parties was $28,224 and $63,366 as of December 31, 2005 and 2004, respectively, including $28,224 and $20,933 owed by NationalSurplus.com, a company owned and operated by two NTA stockholders.

         Advances to employees were $9,476 and $11,338 as of December 31, 2005 and 2004, respectively.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

         The Company leases its office facilities under an operating lease which expires in 2010. Total rent expense for 2005 and 2004 was $158,801 and $165,532, respectively.

         Minimum future lease commitments as of December 31, 2005, are summarized as follows:

                                                               Office
                         Year ending December 31             Facilities
                         -----------------------             ----------
                                 2006                        $ 143,720
                                 2007                          148,032
                                 2008                          152,473
                                 2009                          157,047
                                 2010                           79,886
                                                              ---------
                                                             $ 681,158
                                                              =========

                         NATIONAL TRADE ASSOCIATION, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         As of December 31, 2005 and 2004

NOTE 5 - EMPLOYEE STOCK OWNERSHIP PLAN

         The Company established a non-contributory Employee Stock Ownership Plan (ESOP) in 1996, covering substantially all employees who perform at least 1,000 hours of service during a plan year. The Company contributed 3,000 shares to the ESOP, which are allocated, along with forfeitures, to the participants' accounts using a pre-determined formula based on covered compensation. Following an annual appraisal of the stock, contributions, forfeitures and changes in value are allocated among each eligible participant account in the proportion that covered compensation for that year bears to the covered compensation of all such participants. Covered compensation is total compensation, including salary deferrals, but not including expense allowances, fringe benefits, welfare benefits and moving expenses, not to exceed $210,000 and $205,000 for 2005 and 2004, respectively. ESOP shares are included in the earnings per share calculations. Costs to administer the plan totaled $8,429 and $18,942 for the years ended December 31, 2005 and 2004, respectively.

NOTE 6 - INCOME TAXES

         Income tax expense (benefit) includes $19,200 payable to the Federal government and $5,650 payable to the state of Illinois for the year ended December 31, 2005, and $14,690 refundable from the Federal government for the year ended December 31, 2004.

         The Company utilizes the liability method of accounting for income taxes as set forth in SFAS 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. The Company has a net operating loss carry-forward of approximately $65,000, which expires in 2025. The Company has recorded a reserve against the deferred tax asset as the reliability of the asset is limited based on the Share Exchange Agreement in Note 7. The change in the valuation allowance for the years ended December 31, 2004 and 2005 was $56,000 and $89,000.

NOTE 7 - SUBSEQUENT EVENTS

         On September 29, 2006 International Monetary Systems, LTD (IMS) entered into a share purchase agreement for the acquisition of all outstanding shares of National Trade Association, Inc., for $4,600,000.